EXHIBIT 10.2

AMENDMENT NO. 1 TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of January 9, 2012 (this “Amendment No.1”), is by and among Wells Fargo Bank, National Association, a national banking association, in its capacity as agent for the Lenders (as hereinafter defined) pursuant to the Loan Agreement defined below (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), Farmer Bros. Co., a Delaware corporation (“Farmer”) and Coffee Bean International, Inc., an Oregon corporation (“CBI” and together with Farmer, each individually a “Borrower” and collectively, “Borrowers”), Coffee Bean Holding Co., Inc., a Delaware corporation (“Coffee Holding”), FBC Finance Company, a California corporation (“Finance” and together with Coffee Holding, each individually a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated September 12, 2011, by and among Agent, Lenders, Borrowers and Guarantors (as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Financing Agreements”);

WHEREAS, Borrowers and Guarantors desire to amend certain provisions of the Loan Agreement as set forth herein, and Agent and Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein;

WHEREAS, by this Amendment No. 1, Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such amendments;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definition. As used herein or in the Loan Agreement or any of the other Financing Agreements, the term “Amendment No. 1” shall mean Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of January 9, 2012 by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, and the Loan Agreement and the other Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, such definition.

(b) Amendments to Definitions.

(i) The definition of “Bank Products” set forth in Section 1.12 of the Loan Agreement is hereby amended by deleting such term in its entirety and replacing it with the following:

““Bank Products” shall mean any one or more of the following types or services or facilities provided to any Borrower or any Guarantor by any Bank Product Provider: (a) credit cards, procurement cards, debit cards or stored value cards or the processing of credit card sales or receipts, (b) cash management or related services, including (i) the automated clearinghouse transfer of funds for the account of any Borrower or any Guarantor pursuant to agreement or overdraft for any accounts of any Borrower or any Guarantor maintained at any Lender or any Affiliate of any Lender, and (ii) controlled disbursement services and (c) Hedge Agreements if and to the extent permitted hereunder.”

(ii) The definition of “Financing Agreements” set forth in Section 1.67 of the Loan Agreement is hereby amended by deleting the reference to “Hedge Agreement” contained therein and replacing it with “Hedge Agreement or any agreements with respect to Bank Products”.

(iii) The definition of “Hedge Agreement” set forth in Section 1.74 of the Loan Agreement is hereby amended by deleting the reference to “Agent or any Affiliate of Agent” and replacing it with “a Lender or any Affiliate of a Lender”.

(iv) The definition of “Obligations” set forth in Section 1.101 of the Loan Agreement is hereby amended by deleting the reference to “or purposes only of Section 5.1 hereof and the Security Provisions” contained in clause (b) thereof and replacing it with “for purposes only of Section 5.1 hereof, the Security Provisions and as otherwise expressly set forth herein”.

(v) The definition “Secured Parties” set forth in Section 1.128 of the Loan Agreement is hereby amended by deleting the reference to “Obligations” and replacing it with “Obligations (including any obligations arising under or pursuant to any Bank Products)”.

(c) Interpretation. For purposes of this Amendment No. 1, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 1.

2. Collection of Accounts. Section 6.3(f) of the Loan Agreement is hereby amended by deleting the reference to “Blocked Accounts” contained therein and replacing it with “Cash Management Accounts”.

3. Payments. Section 6.4(b) of the Loan Agreement is hereby amended by deleting each reference to “Obligations” contained therein and replacing each such reference with “Obligations (including any obligations arising under or pursuant to any Bank Products)”.

4. Settlement Procedures. Section 6.11(f) of the Loan Agreement is hereby amended by deleting the third sentence thereof in its entirety and replacing it with the following:

“For purposes of voting or consenting to matters with respect to this Agreement and the other Financing Agreements and determining Pro Rata Shares (other than as to interest to the extent provided herein), such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitment shall be deemed to be zero (0); provided, that, the foregoing shall not apply to any of the matters governed by Section 11.3(a)(i) and (ii).”

5. Bank Products. Section 6.13 of the Loan Agreement is hereby amended by deleting the reference to “Obligations” contained therein and replacing it with “Obligations (including any obligations arising under or pursuant to any Bank Products)”.

6. Sale of Assets. Section 9.7(a)(v) of the Loan Agreement is hereby amended by deleting the reference to “Obligations” contained therein and replacing it with “Obligations (including any obligations arising under or pursuant to any Bank Products)”.

7. Encumbrances. Section 9.8(l) of the Loan Agreement is hereby amended by deleting the reference to “Section 9.9(h)” contained therein and replacing it with “Section 9.9(g)”.

8. Indebtedness.

(a) Section 9.9(a) of the Loan Agreement is hereby amended by deleting the reference to “the Obligations” contained therein and replacing it with “the Obligations (including any obligations arising under or pursuant to any Bank Products)”.

(b) Section 9.9(c) of the Loan Agreement is hereby amended by deleting the reference to “the Obligations” contained therein and replacing it with “the Obligations (including any obligations arising under or pursuant to any Bank Products)”.

9. Remedies. Section 10.2(g) of the Loan Agreement is hereby amended by deleting each reference to “Obligations” contained therein and replacing each such reference with “Obligations (including any obligations arising under or pursuant to any Bank Products)”.

10. Amendments and Waivers. Section 11.3 of the Loan Agreement is hereby amended by (a) deleting the “or” at the end of clause (vi) thereof, (b) deleting the period at the end of clause (vii) and replacing it with a comma and (c) adding new clauses (viii), (ix) and (x) at the end thereof to read as follows:

“(viii) change the definition of “Pro Rata Share” or Section 6.4(a) in a manner that would alter the manner in which payments are applied or shared, without the written consent of Agent and all of Lenders,

(ix) other than in connection with a merger, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Financing Agreements, release any Borrower or any Guarantor from any obligation for the payment of money or consent to the assignment or transfer by any Borrower or any Guarantor of any of its rights or duties under this Agreement or the other Financing Agreements or release or terminate the Guarantee, dated the date of the Existing Loan Agreement, by Guarantors in favor of Agent or any other guarantee by any Guarantor in favor of Agent, or

(x) amend, modify or waive any provisions of Section 2.1(a) of the Loan Agreement or change the definition of the term “Borrowing Base” or any component definition thereof if as a result thereof the amounts available to be borrowed by the Borrowers would be increased, in each case without the consent of Agent and all of Lenders.”

11. Term. Section 13.1(a) of the Loan Agreement is hereby amended by deleting the reference to “(unless such Obligations arising under or in connection with any Bank Products are paid in full in cash and terminated in a manner reasonably satisfactory to Agent)” and replacing it with “(unless such Obligations arising under or in connection with any Bank Products are paid in full in cash and terminated in a manner reasonably satisfactory to Agent and the provider of such Bank Products)”.

12. Commitments. From and after the date hereof, the Commitment of each Lender shall be the amount set forth opposite such Lender’s name on Schedule 1 to this Amendment No. 1.

13. Representations and Warranties. Borrowers and Guarantors, jointly and severally, represent and warrant with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of any Loans by Lenders (or Agent on behalf of Lenders) to Borrower:

(a) no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 1;

(b) this Amendment No. 1 and each other agreement to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment No. 1, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective equity holders and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

(c) the execution, delivery and performance of each Amendment Document (i) are all within each Borrower’s and Guarantor’s corporate or limited liability company powers and (ii) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound; and

(d) the resolutions of the Board of Directors or Managers of each Borrower and Guarantor delivered to Agent by such Borrower or Guarantor on the date of the effectiveness of the Loan Agreement have not been revoked and are in full force and effect;

(e) all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

14. Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a) Agent shall have received counterparts of this Amendment No. 1, duly authorized, executed and delivered by Borrowers, Guarantors and each Lender;

(b) Agent shall have received a true and correct copy of each consent, waiver or approval (if any) to or of this Amendment No. 1, which Borrowers and Guarantors are required to obtain from any other Person, and such consent, approval or waiver (if any) shall be in form and substance reasonably satisfactory to Agent; and

(c) No Default or Event of Default shall exist or have occurred and be continuing.

15. Effect of Amendment No. 1. Except as expressly set forth herein, no other amendments, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers and Guarantors shall not be entitled to any other or further amendment by virtue of the provisions of this

Amendment No. 1 or with respect to the subject matter of this Amendment No. 1. To the extent of conflict between the terms of this Amendment No. 1 and the other Financing Agreements, the terms of this Amendment No. 1 shall control. The Loan Agreement and this Amendment No. 1 shall be read and construed as one agreement.

16. Governing Law. The validity, interpretation and enforcement of this Amendment No. 1 and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of California but excluding any principles of conflict of laws or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of California.

17. Jury Trial Waiver. BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 1 OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 1 OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWERS, GUARANTORS, AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 1 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

18. Binding Effect. This Amendment No.1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

19. Waiver, Modification, Etc. No provision or term of this Amendment No. 1 may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

20. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 1.

21. Entire Agreement. This Amendment No. 1 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

22. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 1.

23. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 1. Any party delivering an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 1, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 1.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and a Lender		FARMER BROS. CO.

By:	/s/ Dennis King	By:	/s/ Jeffrey A. Wahba
Name:	DENNIS KING	Name:	JEFFREY A. WAHBA
Title:	Vice President	Title:	Chief Financial officer

COFFEE BEAN INTERNATIONAL, INC.

By:	/s/ Jeffrey A. Wahba
Name:	JEFFREY A. WAHBA
Title:	Chairman of the Board

COFFEE BEAN HOLDING CO., INC.

By:	/s/ Jeffrey A. Wahba
Name:	JEFFREY A. WAHBA
Title:	Chief Financial Officer

FBC FINANCE COMPANY

By:	/s/ Jeffrey A. Wahba
Name:	JEFFREY A. WAHBA
Title:	President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jeannette M. Behm
Name:	JEANNETTE M. BEHM
Title:	Authorized Officer

Schedule 1

Commitments

Lender	Commitment
Wells Fargo Bank, National Association	$60,000,000
JPMorgan Chase Bank, N.A.	$25,000,000

TOTAL	$85,000,000